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Exhibit 1.1

1,100,000 Shares
MOTHERS WORK, INC.
Common Stock
UNDERWRITING AGREEMENT

August [    ], 2002

CREDIT SUISSE FIRST BOSTON CORPORATION
LEGG MASON WOOD WALKER INCORPORATED
INVESTEC INC.
COMMERCE CAPITAL INVESTMENTS, INC.,
  As Representatives of the Several Underwriters,
    c/o Credit Suisse First Boston Corporation,
        Eleven Madison Avenue,
            New York, N.Y. 10010-3629

Dear Sirs:

        1.    Introductory.    Mothers Work, Inc., a Delaware corporation ("Company"), proposes to issue and sell to the Underwriters 1,000,000 shares of its Common Stock, $0.01 par value per share ("Securities"), and the stockholders listed in Schedule A hereto ("Selling Stockholders") propose to sell to the Underwriters an aggregate of 100,000 outstanding shares of the Securities (such 1,100,000 shares of Securities to be sold by the Company and the Selling Stockholders being hereinafter collectively referred to as the "Firm Securities"). The Company also proposes to sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than [            ] additional shares of its Securities as set forth below (such [            ] additional shares to be sold by the Company being hereinafter referred to as the "Optional Securities"). The Firm Securities and the Optional Securities are hereinafter collectively referred to as the "Offered Securities." The Company and each of the Selling Stockholders hereby agree with the several Underwriters named in Schedule B hereto ("Underwriters") as follows:

        2.    Representations and Warranties of the Company and the Selling Stockholders.    (a) The Company represents and warrants to, and agrees with, the several Underwriters that:

            (i) A registration statement (No. 333-90110) relating to the Offered Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission ("Commission") and either (A) has been declared effective under the Securities Act of 1933 ("Act") and is not proposed to be amended or (B) is proposed to be amended by amendment or post-effective amendment. If such registration statement ("initial registration statement") has been declared effective, either (A) an additional registration statement ("additional registration statement") relating to the Offered Securities may have been filed with the Commission pursuant to Rule 462(b) ("Rule 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule, and the Offered Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (B) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule, and upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("Rule 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "Effective Time" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (A) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (B) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement, but the Company has advised the Representatives that it proposes to file one, "Effective Time" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "Effective Date" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all material incorporated by reference therein, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("Rule 430A(b)") under the Act, is hereinafter referred to as the "Initial Registration Statement." The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "Additional Registration Statement." The Initial Registration Statement and the Additional Registration Statement are hereinafter referred to collectively as the "Registration Statements" and individually as a "Registration Statement." The form of prospectus relating to the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act or (if no such filing is required) as included in a Registration Statement, including all material incorporated by reference in such prospectus, is hereinafter referred to as the "Prospectus." No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

            (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed or will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(c) hereof.

            (iii) The Company has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership, lease or operation of property or the conduct of its business requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries, individually or in the aggregate, or on the transactions contemplated by this Agreement (a "Material Adverse Effect").

            (iv) Each subsidiary of the Company has been duly incorporated or organized and is a validly existing corporation or a limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or organization, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership, lease or operation of property or the conduct of its business requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect; all of the issued and outstanding capital stock or other equity interests, as the case may be, of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock or other equity interests, as the case may be, of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects; and the entities listed on Schedule D hereto are the only subsidiaries, direct or indirect, of the Company.

            (v) The Offered Securities (including the Firm Securities to be sold by the Selling Stockholders, other than the Firm Securities issuable upon the exercise of Options (as defined below)) and all other outstanding shares of capital stock of the Company have been duly authorized; all outstanding shares of capital stock of the Company are, and, when the Offered Securities have been delivered and paid for in accordance with this Agreement on each Closing Date (as defined below), such Offered Securities will have been, validly issued, fully paid and nonassessable and no further approval or authority of the stockholders or the Board of Directors of the Company is or will be required for the issuance and sale of the Offered

    Securities as contemplated by this Agreement; the authorized and outstanding shares of capital stock of the Company conform in all material respects and, when the Offered Securities have been delivered and paid for in accordance with this Agreement on each Closing Date, will conform to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Securities, including the Offered Securities.

            (vi) The Firm Securities issuable upon the exercise of options to be exercised by certain of the Selling Stockholders (the "Options") will be issued pursuant to the stock option agreements that have been entered into by the Company and such Selling Stockholders (the "Option Agreements"); the Option Agreements were duly authorized, executed and delivered by the Company and constitute valid and binding instruments enforceable against the Company in accordance with their terms subject, as to enforcement, to bankruptcy, insolvency, moratorium, fraudulent conveyance and other similar laws affecting creditors' rights and remedies generally and general principles of equity, whether such principles are considered in a proceeding at law or in equity; and the Options and the Option Agreements conform in all material respects to the descriptions thereof in the Prospectus.

            (vii) The unissued Firm Securities issuable upon exercise of the Options have been duly and validly authorized and reserved for issuance, and at the time such Firm Securities are to be sold by the Selling Stockholders, such Firm Securities will have been delivered in accordance with the provisions of the Option Agreements and will be duly and validly issued, fully paid and non-assessable and will conform in all material respects to the description thereof in the Prospectus.

            (viii) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

            (ix) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

            (x) The Offered Securities have been approved for listing subject to notice of issuance on the Nasdaq Stock Market's National Market.

            (xi) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance and sale of the Offered Securities and the [    ]% Senior Notes due [                    ], 2010 (the "Senior Notes"), which are being offered by the Company concurrently with the issuance and sale of the Offered Securities by means of a separate prospectus and registration statement, and, in each case, the application of the proceeds of such offerings, as described in the Prospectus under the caption "Use of Proceeds," except such as have been obtained and made under the Act and the Rules and Regulations and such as may be required under state securities laws in connection with the issuance and sale of the Offered Securities by the Company.

            (xii) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein, including, without limitation, the issuance and sale, as described in the Prospectus, of (A) the Offered Securities and (B) the Senior Notes, and, in each case, the application of the proceeds of such offerings, as described in the Prospectus under the caption "Use of Proceeds," do not and will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default (or an event which with the giving of notice or the lapse of time or both could reasonably be likely to constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets or properties of the Company or any of its subsidiaries under (A) the charter, bylaws or other organizational documents of the Company and any of its subsidiaries, (B) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, assets or operations or (C) any indenture, mortgage, loan or credit agreement, note, lease, permit, license or other agreement or instrument to which the Company or any subsidiary of the Company is a party or by which the Company or any such subsidiary is bound or to which any of the assets or properties of the Company or any of its subsidiaries are subject.

            (xiii) This Agreement has been duly authorized, executed and delivered by the Company and, to the extent required, its stockholders, including the Selling Stockholders.

            (xiv) The Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that could, individually or in the aggregate, materially affect the value thereof or materially interfere with the use made or to be made thereof by them or have a Material Adverse Effect; and except as disclosed in the Prospectus, the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them; neither the Company nor any subsidiary of the Company is in default in any material respect under any such lease; and no material claim of any sort has been asserted by anyone adverse to the rights of the Company or any subsidiary under any such lease or affecting or questioning the right of such entity to the continued possession of the leased properties under any such lease.

            (xv) The Company and its subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

            (xvi) The Company and each of its subsidiaries have filed on a timely basis all tax returns required to be filed, which returns are complete and correct in all material respects, and neither the Company nor any of its subsidiaries is in default in the payment of any taxes, except as would not, individually or in the aggregate, have a Material Adverse Effect.

            (xvii) No labor dispute with any employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent that might have a Material Adverse Effect.

            (xviii) Except as disclosed in the Prospectus: (A) the Company or one of its subsidiaries is the sole owner, free and clear of any lien or encumbrance, of, or has a valid license, without the payment of any royalty, except with respect to off-the-shelf software and otherwise on commercially reasonable terms, to, all United States and foreign and registered and unregistered trademarks, service marks, logos, trade names and Internet domain names, patents, copyrights, computer software, web sites, trade secrets and know-how, and all other proprietary and intellectual property rights, including, without limitation, all grants, registrations and applications relating thereto (collectively, the "Proprietary Rights") necessary for the conduct of their business as now conducted or as contemplated to be conducted, except for such Proprietary Rights the absence of which would not have a Material Adverse Effect (such Proprietary Rights owned by or licensed to the Company, subject to such exception, collectively, the "Company Rights"); (B) the Company has received no claim from any person in respect of the Company Rights which challenges the validity of, or the rights of the Company in, any such Company Rights; (C) the Company is not in violation or infringement of, and has not violated or infringed, any Proprietary Rights of any other person, and the Company has received no claim from any person alleging such a violation or infringement; and (D) to the knowledge of the Company, no person is infringing any Company Rights.

            (xix) Except as would not, individually or in the aggregate, have a Material Adverse Effect or except as disclosed in the Prospectus, (A) the properties, assets and operations of the Company and its subsidiaries are in compliance with, and hold all permits, authorizations and approvals required under, all applicable federal, state, local and foreign environmental laws, rules and regulations, orders, decrees, judgments, permits, licenses, other binding requirements, or common law, relating to or addressing the environment or the health and safety of humans or other living organisms, and to the protection, clean-up, or restoration of the natural environment and activities or conditions related thereto, including, without limitation, those relating to the production, extraction, processing, manufacturing, generation, handling, disposal, transportation or release of hazardous materials (collectively, "Environmental Laws"), (B) with respect to such properties, assets and operations (including any previously owned, leased or operated properties, assets or operations with respect to such prior period of ownership or operation), there are no past, present or, to the knowledge of the Company, reasonably anticipated future events, conditions, circumstances, activities, practices, incidents, actions or plans of the Company or any of its subsidiaries that may interfere with or prevent compliance or continued compliance by the Company and its subsidiaries with applicable Environmental Laws and (C) neither the Company nor any of its subsidiaries is the subject of any investigation, and neither the Company nor any of its subsidiaries has received any notice or claim (or is aware of any facts that would be expected to result in any such claim), nor bound by any judgment, decree or order, nor entered into any negotiations or agreements with any third party, relating to any liability or potential liability or remedial action or potential remedial action under Environmental Laws, nor are there any pending or, to the best knowledge of the Company, threatened actions, suits or proceedings against or affecting the Company, any of its subsidiaries or their properties, assets or operations in connection with any such Environmental Laws. The term "hazardous materials" shall mean any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances, or wastes) that are regulated by or form the basis for liability under any applicable Environmental Laws.

            (xx) On the date each Registration Statement was first filed with the Commission, and at the Effective Time, the Company met the conditions for use of Form S-3 under the Act and the Rules and Regulations.

            (xxi) There are no contracts or documents which are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

            (xxii) The Company and its subsidiaries maintain a system of internal accounting controls that the Company believes are sufficient for purposes of the prevention or detection of errors or irregularities in amounts that could be expected to be material to the Company's consolidated financial statements and the recording of transactions so as to permit the preparation of such consolidated financial statements in conformity with generally accepted accounting principles.

            (xxiii) The Company and its subsidiaries carry or are entitled to the benefits of insurance in such amounts as are customary in the businesses in which they are engaged, and all such insurance is in full force and effect.

            (xxiv) Neither the Company nor any subsidiary of the Company is in violation or breach of any of the terms and provisions of, or in default under, and no event has occurred and is continuing which, with notice or the lapse of time, or both, would constitute a violation or breach of any of the terms and provisions of, or a default under the Indenture dated August 1, 1995, as amended, between the Company, as issuer, and Cave Springs, Inc., The Page Boy Company, Inc., Mothers Work (R.E.), Inc. and Motherhood Maternity Shops, Inc., as guarantors, and J.P. Morgan Trust Company, National Association, as successor trustee, relating to the Company's 12 5/8% Senior Notes due 2005.

            (xxv) KPMG LLP, who have certified certain financial statements of the Company and its subsidiaries, and Deloitte and Touche LLP, who have certified certain financial statements included in the Registration Statements, are each independent public accountants as required by the Act and the Rules and Regulations of the Commission thereunder.

            (xxvi) Except as disclosed in the Prospectus, there are no pending actions, suits or proceedings or investigations against or affecting the Company, any of its subsidiaries or any of their respective properties, assets or operations that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no actions, suits or proceedings are threatened or, to the Company's knowledge, contemplated.

            (xxvii) The financial statements and related schedules and notes included in each Registration Statement and the Prospectus (including, without limitation, the financial statements incorporated by reference therein) comply in all material respects with the requirements of the Act and the Rules and Regulations and present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and except as otherwise disclosed in the Prospectus, such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis and the schedules included in each Registration Statement present fairly the information required to be stated therein; and the assumptions used in preparing the pro forma financial information included in each Registration Statement and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement accounts.

            (xxviii) Except as disclosed in the Prospectus, since the date of the latest audited financial statements included in the Prospectus there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries individually and taken as a whole, and, except as disclosed in or contemplated by the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

            (xxix) Except as disclosed in the Prospectus, there are no outstanding (A) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company, (B) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations or (C) obligations of the Company to issue such shares, any such convertible or exchangeable securities or obligations, or any such warrants, rights or obligations.

            (xxx) The Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Securities Exchange Act of 1934 and files reports with the Commission on the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.

            (xxxi) The Company is not and, after giving effect to the issuance and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, and after giving effect to the issuance and sale of the Senior Notes and the application of the proceeds thereof, as described in the Prospectus under the caption "Use of Proceeds," will not be an "investment company" as defined in the Investment Company Act of 1940.

            (xxxii) The Company has taken all action reasonably necessary to enable the Selling Stockholders to deliver and sell the Firm Securities to be sold by the Selling Stockholders to the Underwriters as contemplated by this Agreement.

          (b) Each Selling Stockholder severally represents and warrants to, and agrees with, the several Underwriters that:

            (i) Such Selling Stockholder has and on the First Closing Date (as defined below) will have (A) valid and unencumbered title to the Firm Securities (other than those Firm Securities, if any, to be issued upon the exercise of Options) to be sold by such Selling Stockholder on such Closing Date, (B) valid and unencumbered title to the Options, if any, to be exercised in respect of such number of shares of Firm Securities to be sold by such Selling Stockholder, (C) assuming valid issuance by the Company of any Firm Securities to be issued upon exercise of such Options, valid and unencumbered title to such Firm Securities issued upon exercise of such Options to be sold by such Selling Stockholder and (D) the legal right and power, and all authorization and approval required by law, to enter into this Agreement and the Irrevocable Power of Attorney (the "Power of Attorney") and the Custody Agreement (the "Custody Agreement") entered into by such Selling Stockholder in connection with the transactions contemplated hereby and to sell, assign, transfer and deliver the Firm Securities to be delivered by such Selling Stockholder on the First Closing Date hereunder; and upon the delivery of and payment for the Firm Securities on the First Closing Date hereunder the several Underwriters will acquire valid and unencumbered title to the Firm Securities to be delivered by such Selling Stockholder on the First Closing Date.

            (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all respects to the requirements of the Act and the Rules and Regulations and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(c) hereof.

            (iii) The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated, including, without limitation, the issuance and sale, as described in the Prospectus, of (A) the Offered Securities and (B) the Senior Notes, which are being offered by the Company concurrently with the issuance and sale of the Offered Securities by means of a separate prospectus and registration statement, and, in each case, the application of the proceeds of such offerings, as described in the Prospectus under the caption "Use of Proceeds," do not and will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default (or an event which with the giving of notice or the lapse of time or both could reasonably be likely to constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the Firm Securities to be sold by the Selling Stockholder under (A) the charter, bylaws or other organizational documents of any Selling Stockholder, as applicable, (B) any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Selling Stockholder or any of its properties, assets or operations or (C) any indenture, mortgage, loan or credit agreement, note, lease, permit, license or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the properties, assets or operations of the Selling Stockholder is subject.

            (iv) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between such Selling Stockholder and any person that would give rise to a valid claim against the Company, such Selling Stockholder or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

            (v) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance and sale of the Firm Securities by the Selling Stockholder, except such as have been obtained and made under the Act and the Rules and Regulations and such as may be required under state securities laws in connection with the issuance and sale of the Firm Securities by the Selling Stockholder.

            (vi) This Agreement, the Power of Attorney and the Custody Agreement have each been duly authorized, executed and delivered by or on behalf of the Selling Stockholder, and this Agreement, the Power of Attorney and the Custody Agreement each constitute the legal, valid and binding obligations of the Selling Stockholder enforceable against the Selling Stockholder in accordance with their respective terms subject, as to enforcement, to applicable bankruptcy, insolvency, moratorium, fraudulent conveyance and other similar laws affecting creditors' rights and remedies generally and general principles of equity, whether such principles are considered in a proceeding at law or in equity.

            (vii) Such Selling Stockholder has taken all actions reasonably necessary to enable it to deliver and sell the Firm Securities to the Underwriters as contemplated by this Agreement.

        3.    Purchase, Sale and Delivery of Offered Securities.    On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and each of the Selling Stockholders agree, severally and not jointly, to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company and each Selling Stockholder, at a purchase price of $[            ] per share, that number of Firm Securities (rounded up or down, as determined by Credit Suisse First Boston Corporation ("CSFBC") in its discretion, in order to avoid fractions) obtained by multiplying 1,000,000 Firm Securities in the case of the Company and the number of Firm Securities set forth opposite the name of such Selling Stockholder in Schedule A hereto, in the case of a Selling Stockholder, in each case by a fraction the numerator of which is the number of Firm Securities set forth opposite the name of such Underwriter in Schedule B hereto and the denominator of which is the total number of Firm Securities.

        Certificates in negotiable form for the Firm Securities to be sold by the Selling Stockholders hereunder have been placed in custody, for delivery under this Agreement, under Custody Agreements made with [            ], as custodian ("Custodian"). Each Selling Stockholder agrees that the shares represented by the certificates held in custody for the Selling Stockholders under such Custody Agreements are subject to the interests of the Underwriters hereunder, that the arrangements made by the Selling Stockholders for such custody are to that extent irrevocable and that the obligations of the Selling Stockholders hereunder shall not be terminated by operation of law, whether by the death of any individual Selling Stockholder or the occurrence of any other event, or in the case of a trust, by the death of any trustee or trustees or the termination of such trust. If any individual Selling Stockholder or any such trustee or trustees should die, or if any other such event should occur, or if any of such trusts should terminate, before the delivery of the Offered Securities hereunder, certificates for such Offered Securities shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death or other event or termination had not occurred, regardless of whether or not the Custodian shall have received notice of such death or other event or termination.

        The Company and the Custodian will deliver the Firm Securities to the Representatives for the accounts of the Underwriters against payment of the purchase price in Federal (same day) funds by official bank check or checks or wire transfer to an account of the Company at a bank acceptable to CSFBC drawn to the order of [            ] in the case of [            ] shares of Firm Securities and [            ] in the case of [            ] shares of Firm Securities, at the office of Dewey Ballantine LLP, at 10:00 A.M., New York time, on [            ], 2002, or at such other time not later than seven full business days thereafter as CSFBC and the Company determine, such time being herein referred to as the "First Closing Date." For purposes of Rule 15c6-1 under the Securities Exchange Act of 1934, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for the payment of funds and delivery of securities for all the Offered Securities sold pursuant to the offering. The certificates for the Firm Securities so to be delivered will be in definitive form, in such denominations and registered in such names as CSFBC requests and will be made available for checking and packaging at the above office of Dewey Ballantine LLP at least 24 hours prior to the First Closing Date.

        In addition, upon written notice from CSFBC given to the Company and the Selling Stockholders from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. The Company agrees to sell to the Underwriters the respective numbers of Optional Securities specified in such notice and the Underwriters agree, severally and not jointly, to purchase such Optional Securities. Such Optional Securities shall be purchased from the Company for the account of each Underwriter in the same proportion as the number of Firm Securities set forth opposite such Underwriter's name bears to the total number of Firm Securities (subject to adjustment by CSFBC to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFBC to the Company and the Selling Stockholders.

        Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "Optional Closing Date," which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "Closing Date"), shall be determined by CSFBC but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Company will deliver the Optional Securities being purchased on each Optional Closing Date to the Representatives for the accounts of the several Underwriters, at the office of Dewey Ballantine LLP, against payment of the purchase price therefor in Federal (same day) funds by official bank check or checks or wire transfer to an account of the Company at a bank acceptable to CSFBC drawn to the order of [            ] in the case of [            ] Optional Securities and [            ] in the case of [            ] Optional Securities. The certificates for the Optional Securities being purchased on each Optional Closing Date will be in definitive form, in such denominations and registered in such names as CSFBC requests upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the above office of Dewey Ballantine LLP at a reasonable time in advance of such Optional Closing Date.

        4.    Offering by Underwriters.    It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

        5.    Certain Agreements of the Company and the Selling Stockholders.    The Company agrees with the several Underwriters, and the Selling Stockholders agree with the several Underwriters with respect to clauses (i) and (j) below that:

          (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by CSFBC, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement. The Company will advise CSFBC promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act, but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by CSFBC.

          (b) The Company will advise CSFBC promptly of any proposal to amend or supplement the initial registration statement or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or

  the Prospectus and will not effect such amendment or supplementation without CSFBC's consent; and the Company will also advise CSFBC promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

          (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify CSFBC of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither CSFBC's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

          (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

          (e) The Company will furnish to the Representatives copies of each Registration Statement (four of which will be signed and will include all exhibits), each related preliminary prospectus, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as CSFBC requests. The Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other such documents shall be so furnished as soon as available. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

          (f) The Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and will continue such qualifications in effect so long as required for the distribution.

          (g) The Company agrees with the several Underwriters that the Company will pay all expenses incident to the performance of the obligations of the Company and the Selling Stockholders under this Agreement, for any filing fees and other expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and the printing of memoranda relating thereto, for the filing fee incident to the review by the National Association of Securities Dealers, Inc. of the Offered Securities for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities and for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters.

          (h) For a period of 90 days after the date of the initial public offering of the Offered Securities, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of its Securities or securities convertible into or exchangeable or exercisable for any shares of its Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of CSFBC, except (i) the Offered Securities to be sold in accordance with this Agreement, (ii) grants of employee or non-employee director stock options pursuant to the terms of a plan in effect on the date hereof, (iii) issuances of Securities pursuant to the exercise of such options or the exercise of any other employee or non-employee director stock options outstanding on the date hereof or (iv) issuances of Securities upon the exercise or conversion of any security outstanding on the date hereof.

          (i) Each Selling Stockholder agrees, for a period of 90 days after the date of the initial public offering of the Offered Securities, not to offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any additional shares of the Securities of the Company or securities convertible into or exchangeable or exercisable for any shares of Securities, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Securities, whether any such aforementioned transaction is to be settled by delivery of the Securities or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of CSFBC. The foregoing sentence shall not apply to: (A) the Firm Securities to be sold in accordance with this Agreement and (B) transactions relating to Securities or other securities acquired in open market transactions after the completion of the offering of the Offered Securities.

          (j) Each Selling Stockholder agrees with the several Underwriters that such Selling Stockholder will pay for any transfer taxes on the sale by such Selling Stockholder of the Firm Securities to the Underwriters.

        6.    Conditions of the Obligations of the Underwriters.    The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their obligations hereunder and to the following additional conditions precedent:

          (a) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of KPMG LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

            (i) in their opinion the financial statements and schedules and summary of earnings examined by them and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

            (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included in the Registration Statements;

            (iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

              (A) the unaudited financial statements included in the Registration Statements and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

              (B) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets, net assets or total assets, as compared with amounts shown on the latest balance sheet included in the Prospectus; or

              (C) for the period from the closing date of the latest income statement included in the Registration Statements and the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement included in the Registration Statements and the Prospectus, in consolidated net sales or net operating income in the total or per share amounts of consolidated income before extraordinary items or net income;

    except in all cases set forth in clauses (B) and (C) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter;

            (iv) the pro forma financial statements, together with related notes, forming part of the Registration Statements and the Prospectus (and any supplement or amendment thereto) have been prepared consistent with the historical statements, except for the pro forma adjustments specified therein, and give effect to assumptions made on a reasonable basis and present fairly the historical and proposed transactions contemplated by the Registration Statements and this Agreement, and nothing came to their attention that caused them to believe that the pro forma financial information included in the Registration Statements does not comply as to form in all material respects with the accounting requirements of the Act and the related published Rules and Regulations or has not been properly compiled and that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements; and

            (v) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

  For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, "Registration Statements" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, but the Effective Time of the Additional Registration Statement is subsequent to such execution and delivery, "Registration Statements" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time and (iii) "Prospectus" shall mean the prospectus included in the Registration Statements. All financial statements and schedules included in material incorporated by reference into the Prospectus shall be deemed included in the Registration Statements for purposes of this subsection.

          (b) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of Deloitte & Touche LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that in their opinion the financial statements and schedules and summary of earnings examined by them and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations.

          (c) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CSFBC in writing. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by CSFBC. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of any Selling Stockholder, the Company or the Representatives, shall be contemplated by the Commission.

          (d) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as one enterprise which, in the judgment of a majority in interest of the Underwriters, including the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the

  Offered Securities; (ii) any downgrading in the rating of any debt securities or preferred stock of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities or preferred stock of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of a majority in interest of the Underwriters, including the Representatives, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Offered Securities, whether in the primary market or in respect of dealings in the secondary market; (iv) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (v) any banking moratorium declared by U.S. Federal or New York authorities; (vi) any major disruption of settlements of securities or clearance services in the United States or (vii) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters, including the Representatives, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

          (e) The Company shall have received the written consent of Fleet Capital Corporation, as lender under that certain Loan and Security Agreement, dated April 24, 1998, as amended, to consummate the issuance and sale of (A) the Offered Securities and the transactions contemplated by the Prospectus and (B) the Senior Notes, including, in each case, the application of the proceeds of such offerings, as described in the Prospectus under the caption "Use of Proceeds."

          (f) The Representatives shall have received an opinion, dated such Closing Date, of Pepper Hamilton LLP, counsel for the Company, to the effect that:

            (i) The Company has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

            (ii) Each subsidiary of the Company has been duly incorporated or organized and is a validly existing corporation or a limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or organization, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; all of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable and, to the knowledge of such counsel after due inquiry, the capital stock of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects;

            (iii) The Offered Securities and all other outstanding shares of capital stock of the Company have been duly authorized; all outstanding shares of capital stock of the Company are, and, when the Offered Securities have been delivered and paid for in accordance with this Agreement on each Closing Date (as defined below), such Offered Securities will have been, validly issued, fully paid and nonassessable and no further approval or authority of the stockholders or the Board of Directors of the Company is or will be required for the issuance and sale of the Offered Securities as contemplated by this Agreement; the authorized and outstanding shares of capital stock of the Company conform in all material respects and, when the Offered Securities have been delivered and paid for in accordance with this Agreement on each Closing Date, will conform in all material respects to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Securities, including the Offered Securities;

            (iv) The Firm Securities to be sold by the Selling Stockholders that are currently outstanding have been validly issued, fully paid and nonassessable and conform in all material respects to the description thereof contained in the Prospectus; the unissued Firm Securities to be sold by the Selling Stockholders that are issuable upon exercise of options by certain Selling Stockholders have been duly and validly authorized and reserved for issuance, and at the time such Firm Securities are to be sold by the Selling Stockholders will be validly issued, fully paid and nonassessable and will conform in all material respects to the description thereof contained in the Prospectus;

            (v) The Option Agreements constitute valid and binding instruments enforceable against the Company in accordance with their terms subject, as to enforcement, to applicable bankruptcy, insolvency, moratorium, fraudulent conveyance and other similar laws affecting creditors' rights and remedies generally and general principles of equity, whether such principles are considered in a proceeding at law or in equity;

            (vi) The statements set forth in the Prospectus under the captions "Description of Capital Stock" and "Material U.S. Federal Income and Estate Tax Considerations for Non-U.S. Holders" insofar as they purport to constitute a summary of matters of law and legal matters or the documents referred to therein, are correct summaries in all material respects;

            (vii) There are no contracts, agreements or understandings known to such counsel between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act, except as disclosed in the Prospectus;

            (viii) The Company is not and, after giving effect to the issuance and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, and after giving effect to the issuance and sale of the Senior Notes and the application of the proceeds thereof, as described in the Prospectus under the caption "Use of Proceeds," will not be an "investment company" as defined in the Investment Company Act of 1940;

            (ix) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance and sale of the Offered Securities by the Company and the Firm Securities by the Selling Stockholders and the concurrent issuance and sale of the Senior Notes by the Company by means of a separate prospectus and registration statement, and, in each case, the application of the proceeds of such offerings, as described in the Prospectus under the caption "Use of Proceeds," except such as have been obtained and made under the Act and the Rules and Regulations and such as may be required under state securities laws in connection with the issuance and sale of the Offered Securities by the Company and the Firm Securities by the Selling Stockholders;

            (x) The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated herein, including, without limitation, the issuance and sale, as described in the Prospectus, of (A) the Offered Securities and (B) the Senior Notes, and, in each case, the application of the proceeds of such offerings, as described in the Prospectus under the caption "Use of Proceeds," do not and will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default (or an event which with the giving of notice or the lapse of time or both could reasonably be likely to constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets or properties of the Company or any of its subsidiaries under (A) the charter, bylaws or other organizational documents of the Company and any of its subsidiaries, (B) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, assets or operations or (C) any indenture, mortgage, loan or credit agreement, note, lease, permit, license or other agreement or instrument known to such counsel to which the Company or any subsidiary of the Company is a party or by which the Company or any such subsidiary is bound or to which any of the assets or properties of the Company or any of its subsidiaries are subject;

            (xi) To the best knowledge of such counsel and except as disclosed in the Prospectus, there are no outstanding (A) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company, (B) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations or (C) obligations of the Company to issue such shares, any such convertible or exchangeable securities or obligations, or any such warrants, rights or obligations;

            (xii) The Initial Registration Statement was declared effective under the Act as of the date and time specified in such opinion, the Additional Registration Statement (if any) was filed and became effective under the Act as of the date and time (if determinable) specified in such opinion, the Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Initial Registration Statement or the Additional Registration Statement (as the case may be), and, to the best knowledge of such counsel, no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and each Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations; such counsel have no reason to believe that any part of a Registration Statement or any amendment thereto, as of its effective date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; or that the Prospectus or any amendment or supplement thereto, as of its issue date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that with respect to the matters in the previous two clauses, such counsel may state that their opinion and belief are based upon their participation in the preparation of the Registration Statements and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, and representatives and counsel of the financial advisors for the Company, at which conferences the contents of the Registration Statements and Prospectus and related matters were discussed, but are without independent verification except as specified; the descriptions in the Registration Statements and Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate in all material respects and fairly present the information required to be shown; and such counsel do not know of any legal or governmental proceedings required to be described in a Registration Statement or the Prospectus which are not described as required or of any contracts or documents of a character required to be described in a Registration Statement or the Prospectus or to be filed as exhibits to a Registration Statement which are not described and filed as required; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in the Registration Statements or the Prospectus; and

            (xiii) This Agreement has been duly authorized, executed and delivered by the Company.

          (g) The Representatives shall have received an opinion, dated such Closing Date, of Craig Swartz, Vice President—Law of the Company, to the effect that:

            (i) The Company is duly qualified to do business as a foreign corporation in good standing in all jurisdictions in which its ownership, lease or operation of property or the conduct of its business requires such qualification except to the extent that the failure to be so qualified or in good standing would not have a Material Adverse Effect;

            (ii) Each subsidiary of the Company is duly qualified to do business as a foreign corporation, in good standing in all other jurisdictions in which its ownership, lease or operation of property or the conduct of its business requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect;

            (iii) The execution, delivery and performance of this Agreement, and the consummation of the transactions herein contemplated, including, without limitation, the issuance and sale, as described in the Prospectus, of (A) the Offered Securities and (B) the Senior Notes, and, in each case, the application of the proceeds of such offerings, as described in the Prospectus under the caption "Use of Proceeds," do not and will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default (or an event which with the giving of notice or the lapse of time or both could reasonably be likely to constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets or properties of the Company or any of its subsidiaries under (i) any material indenture, mortgage, loan or credit agreement, note, lease, permit, license or other agreement or instrument or (ii) any other indenture, mortgage, loan or credit agreement, note, lease, permit, license or other agreement or instrument known to such counsel to which the Company or any subsidiary of the Company is a party or by which the Company or any such subsidiary is bound or to which any of the assets or properties of the Company or any of its subsidiaries are subject;

            (iv) Except as disclosed in the Prospectus, there are no pending or, threatened actions, suits, proceedings or investigations against or affecting the Company or any of its subsidiaries or any of their respective properties, assets or operations that could individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement or which are otherwise material in the context of the sale of the Offered Securities; and

            (v) Such counsel shall also advise that it has no reason to believe that any part of a Registration Statement or any amendment thereto, as of its effective date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; or that the Prospectus or any amendment or supplement thereto, as of its issue date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (h) The Representatives shall have received the opinion contemplated in the Power of Attorney executed and delivered by each Selling Stockholder and an opinion, dated such Closing Date, of Pepper Hamilton LLP, counsel for the Selling Stockholders, to the effect that:

            (i) Each Selling Stockholder has and on the First Closing Date will have (A) valid and unencumbered title to the Firm Securities (other than those Firm Securities, if any, to be issued upon the exercise of Options) to be sold by such Selling Stockholder on the First Closing Date, (B) valid and unencumbered title to the Options, if any, to be exercised in respect of such number of shares of Firm Securities to be sold by such Selling Stockholder, (C) assuming valid issuance by the Company of any Firm Securities to be issued upon exercise of such Options, valid and unencumbered title to such Offered Securities issued upon exercise of such Options to be sold by such Selling Stockholder and (D) the legal right and power, and all authorization and approval required by law, to enter into this Agreement and the Power of Attorney and the Custody Agreement entered into by such Selling Stockholder in connection with the transactions contemplated hereby and to sell, assign, transfer and deliver the Firm Securities to be delivered by such Selling Stockholder on the First Closing Date hereunder; and upon the delivery of and payment for the Firm Securities on the First Closing Date hereunder the several Underwriters will acquire valid and unencumbered title to the Firm Securities to be delivered by such Selling Stockholder on the First Closing Date;

            (ii) The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated, including, without limitation, the issuance and sale, as described in the Prospectus, of (A) the Offered Securities and (B) the Senior Notes, which are being offered by the Company concurrently with the issuance and sale of the Offered Securities by means of a separate prospectus and registration statement and, in each case, the application of the proceeds of such offerings, as described in the Prospectus under the caption "Use of Proceeds," do not and will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default (or an event which with the giving of notice or the lapse of time or both could reasonably be likely to constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the Firm Securities to be sold by the Selling Stockholder under (A) the charter, bylaws or other organizational documents of any Selling Stockholder, as applicable, (B) any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Selling Stockholder or any of its properties, assets or operations or (C) any indenture, mortgage, loan or credit agreement, note, lease, permit, license or other agreement or instrument known to such counsel after due inquiry to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the properties, assets or operations of the Selling Stockholder is subject;

            (iii) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance and sale of the Firm Securities by the Selling Stockholder, except such as have been obtained and made under the Act and the Rules and Regulations and such as may be required under state securities laws in connection with the issuance and sale of the Firm Securities by the Selling Stockholders;

            (iv) The Power of Attorney and related Custody Agreement with respect to each Selling Stockholder has been duly authorized, executed and delivered by such Selling Stockholder and constitute valid and legally binding obligations of each such Selling Stockholder enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, moratorium, fraudulent conveyance and other similar laws affecting creditors' rights and remedies generally and general principles of equity, whether such principles are considered in a proceeding at law or in equity; and

            (v) This Agreement has been duly authorized, executed and delivered by each Selling Stockholder.

          (a) The Representatives shall have received from Dewey Ballantine LLP, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities delivered on such Closing Date, the Registration Statements, the Prospectus and other related matters as the Representatives may require, and the Selling Stockholders and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (b) The Representatives shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that: the representations and warranties of the Company in this Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter; and, subsequent to the respective dates of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Prospectus or as described in such certificate.

          (c) The Representatives shall have received a certificate, dated the First Closing Date, of each of the Selling Stockholders which shall state that: the representations and warranties of such Selling Stockholder in this Agreement are true and correct and such Selling Stockholder has complied with all agreements and satisfied all conditions on its part to be performed or satisfied by such Selling Stockholder at or prior to the First Closing Date.

          (d) Prior to the First Closing Date, the Representatives shall have received from each of the Selling Stockholders a certification, as contemplated by and in compliance with Treasury regulations section 1.1445-2(b)(2) and in the form provided in Treasury regulations section 1.1445-2(b)(2)(iii), that such Selling Stockholder is not a foreign person.

          (e) The Representatives shall have received letters, dated such Closing Date, of KPMG LLP and Deloitte & Touche LLP, which meet the requirements of subsection (a) and (b) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

          (f) On or prior to the date of this Agreement, the Representatives shall have received "lock-up" letters in the form provided by CSFBC from each of the executive officers, directors and stockholders of the Company listed on Schedule C hereto, which letters shall be in full force and effect on the Closing Date.

          (g) The Custodian will deliver to CSFBC a letter stating that they will deliver to each Selling Stockholder a United States Treasury Department Form 1099 (or other applicable form or statement specified by the United States Treasury Department regulations in lieu thereof) on or before January 31 of the year following the date of this Agreement.

The Selling Stockholders and the Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. CSFBC may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

        7.    Indemnification and Contribution.    (a) The Company will indemnify and hold harmless each Underwriter, its partners, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below.

          (b) The Selling Stockholders, jointly and severally, will indemnify and hold harmless each Underwriter, its partners, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Selling Stockholders will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by an Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below.

          (c) Each Underwriter will severally and not jointly indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act, and each Selling Stockholder against any losses, claims, damages or liabilities to which the Company or such Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company and each Selling Stockholder in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the concession and reallowance figures appearing in the fourth paragraph, and the ninth and tenth paragraphs, under the caption "Underwriting."

          (d) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under subsection (a), (b) or (c) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a), (b) or (c) above. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

          (e) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

          (f) The obligations of the Company and the Selling Stockholders under this Section shall be in addition to any liability which the Company and the Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

        8.    Default of Underwriters.    If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First or any Optional Closing Date and the aggregate number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, CSFBC may make arrangements satisfactory to the Company and the Selling Stockholders for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CSFBC, the Company and the Selling Stockholders for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders, except as provided in Section 9 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

        9.    Survival of Certain Representations and Obligations.    The respective indemnities, agreements, representations, warranties and other statements of the Selling Stockholders, of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, any Selling Stockholder, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company, the Selling Stockholders and the Underwriters pursuant to Section 7 and the obligations of the Company, the Selling Stockholders pursuant to Section 9 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv), (v), (vi) or (vii) of Section 6(d), the Company and the Selling Stockholders will, jointly and severally, reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

        10.    Notices.    All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives, c/o Credit Suisse First Boston Corporation, One Madison Avenue, New York, N.Y. 10010-3629, Attention: Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Mothers Work, Inc. 456 North Fifth Street, Philadelphia, PA 19123, Attention: Dan W. Matthias or, if sent to the Selling Shareholders or any of them, will be mailed, delivered or telegraphed and confirmed to Dan W. Matthias c/o Mothers Work, Inc.; provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

        11.    Successors.    This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective personal representatives and successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

        12.    Representation of Underwriters.    The Representatives will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by the Representatives jointly or by CSFBC will be binding upon all the Underwriters. The Attorneys-in-Fact will act for the Selling Stockholders in connection with such transactions, and any action under or in respect of this Agreement taken by Attorneys-in-Fact will be binding upon all the Selling Stockholders.

        13.    Counterparts.    This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

        14.    Applicable Law.    This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

        The Company and each Selling Stockholder hereby submit to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby or thereby.

        If the foregoing is in accordance with the Representatives' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Selling Stockholders, the Company and the several Underwriters in accordance with its terms.

Very truly yours, MOTHERS WORK, INC.
By:	Name: Title:

Dan W. Matthias

Rebecca C. Matthias

Joseph A. Goldblum

Elam M. Hitchner, III

Vana Longwell

G-II FAMILY PARTNERSHIP

By:	Name: Title:

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

CREDIT SUISSE FIRST BOSTON CORPORATION LEGG MASON WOOD WALKER INCORPORATED INVESTEC INC. COMMERCE CAPITAL INVESTMENTS, INC.

Acting on behalf of themselves and as the Representatives of the several Underwriters.

Credit Suisse First Boston Corporation

By:	Name: Title:

SCHEDULE A

Selling Stockholder	Number of Firm Securities to be Sold
Dan W. Matthias
Rebecca C. Matthias
Joseph A. Goldblum
Elam M. Hitchner, III
G-II Family Partnership L.P.
Vana Longwell

Total

SCHEDULE B

Underwriter	Number of Firm Securities to be Purchased
Credit Suisse First Boston Corporation
Legg Mason Wood Walker Incorporated
Investec Inc.
Commerce Capital Investments, Inc.

Total	$

SCHEDULE C
Persons and Entities Who Are to Deliver Lock-Up Agreement

Dan W. Matthias
Rebecca C. Matthias
Elam M. Hitchner, III
Edward M. Krell
David Mangini
David Schlessinger
William A. Schwartz, Jr.
Stanley C. Tuttleman
Foremark Investments, Ltd.
MVP Distribution Partners
Oakmont Capital, Inc.
Joseph A. Goldblum
G-II Family Partnership L.P.
Vana Longwell
Frank C. Mullay

SCHEDULE D
Subsidiaries of the Company

Cave Springs, Inc.
eSpecialty Brands, LLC
Dan Howard Industries, Inc.
Mother's Stores, Inc.
Confecciones Acona, S.A.
Maternity Factory Warehouse Center, Inc.

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  Exhibit 1.1